UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2014 is attached below.

MLP Investment Company

KYN Annual Report

November 30, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 14, 2015

Dear Fellow Stockholders:

While the investment environment has become increasingly challenging since the end of our fiscal year, we are pleased with our performance during fiscal 2014 and remain optimistic that we will see the energy markets strengthen over the remainder of 2015. The domestic economy continued to improve during calendar 2014, and the broader equity markets recorded a third consecutive year of double-digit returns, with the S&P 500 index generating a 14% total return. The MLP market, as measured by the Alerian MLP index, also set several new all-time highs during the year, but declined sharply after Thanksgiving as crude oil prices fell and sentiment in the energy sector turned decidedly more negative. Despite the sell-off in November and December, MLPs still generated a total return of 5% for calendar 2014. While we remain very optimistic about the long-term return potential of the MLP sector, there will likely be some strong headwinds during the first half of calendar 2015.

As we have discussed in previous annual letters, the “Shale Revolution” (the development of domestic unconventional resources) has created both challenges and opportunities for energy companies. One key challenge that we have highlighted is the potential for increased production to put pressure on commodity prices, and this year we saw that dynamic play out in the crude oil market. As a result, crude oil, natural gas and natural gas liquids (“NGL”) prices are now all trading at very low absolute levels. While we expect that prices for these commodities will continue to be under pressure during the first half of the year, we do not believe these low prices are sustainable, and we anticipate a recovery during the second half of calendar 2015.

It is important to remember that the MLP sector, as a whole, is much less impacted by lower commodity prices than any other segment of the energy industry, simply because many MLPs have fee-based activities and very little volume risk. There are, however, certain MLPs that are impacted directly and indirectly by lower commodity prices. These partnerships are generally gathering and processing MLPs with assets concentrated in the unconventional basins. In general, we think that the biggest impact for these MLPs will be that volume growth on their assets will moderate, but volume will not decline. That being said, we are constantly re-evaluating our models on these partnerships in this ever-changing environment as the upstream companies react to lower commodity prices. Our team of investment professionals has a long record of navigating the full range of commodity price environments, and we believe we are well positioned to identify the MLPs that are best positioned and capitalize on opportunities as they develop.

During fiscal 2014, we believe the Company performed very well despite the year-end MLP market sell-off. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. For fiscal 2014, the Company delivered a Net Asset Value Return of 14.8%. During the same period, the total return of the Alerian MLP index was 12.9%, a return which KYN outperformed by 1.9%. Given our structure as a taxable entity, we are very pleased to have outperformed the Alerian MLP index, which as a reminder, is a non-investable index that does not factor in expenses or corporate taxes.

The Company also increased its quarterly distribution by 7.4% during the year, and has increased its distribution in each quarter for the last four years (a 35% increase in the distribution rate over that time period). We are very proud of this record of distribution growth and of the Company’s ability to generate distribution growth well in excess of its peers.

Another metric by which we measure the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 9.9% for fiscal 2014. This measure was below our Net Asset Value Return, as the premium of our share price to NAV decreased during the year from 8.5% on November 30, 2013 to 3.9% on November 30, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

MLP Market Update

While MLPs generated a strong total return of 12.9% during the fiscal year, the MLP market declined along with crude oil prices in December. As a result, MLPs delivered a more modest 4.8% total return for calendar 2014. While MLPs have underperformed the broader equity markets for the last few years they have significantly outperformed over the longer-term. Over the last 10 calendar years, MLPs have generated a total return of 265% versus 109% for the S&P 500 index. As we have noted over the years, we believe the primary reason for this strong relative performance is the unique combination of current yield and attractive distribution growth that MLPs, as a group, provide.

During 2014, MLPs also became more attractively valued relative to other income-oriented investments. At the beginning of our fiscal year, the average MLP yield was 5.90%, which represented a 316 basis point premium to the 2.74% yield on 10-year U.S. Treasury Bonds. Contrary to widely held expectations, interest rates fell during the year, despite the Federal Reserve’s termination of its quantitative easing program, and 10-year U.S. Treasury Bonds were yielding 2.19% by November 30, 2014. Over this same time period, the average MLP yield declined to 5.73%, resulting in an expansion in the MLP “spread to Treasuries” from 316 basis points to 353 basis points. So far in fiscal 2015, the spread to Treasuries has widened further and now stands at 456 basis points (as of January 14, 2015).

As noted above, the other driver of MLP total returns is distribution growth. MLPs have consistently increased distributions over time, and we expect they will continue to do so for many years to come. In 2014, distributions grew 7.5% compared to 7.1% in 2013 and 7.3% in 2012. Due to the rapid fall in commodity prices, there is more uncertainty with respect to the amount of distribution growth that can be expected in 2015, but we are relatively confident it will exceed 5%. Even after taking a lower rate of distribution growth into consideration, MLPs look very attractive at current prices relative to other income alternatives.

Capital expenditures, including both acquisitions and new growth projects, drive MLP distribution growth, and calendar 2014 was another strong year. In last year’s letter, we indicated that conditions could be ripe for further consolidation after a flurry of merger and acquisition activity in 2013, and 2014 did not disappoint in this regard. We estimate that MLPs announced a record $171 billion in acquisitions during calendar 2014, including a record five MLP-to-MLP mergers and the $71 billion acquisition by Kinder Morgan, Inc. of its related MLPs (Kinder Morgan Energy Partners and El Paso Pipeline Partners). In addition, we estimate that MLPs spent in excess of $30 billion on organic capital projects during calendar 2014 to construct and expand the midstream infrastructure required to handle growing oil, natural gas and NGL production from the development of unconventional reserves.

During calendar 2014, MLPs continued to have excellent access to capital, which is critical to funding the significant capital expenditures in the sector. MLPs raised $13 billion in follow-on equity offerings, over $6 billion in at-the-market equity offerings and $37 billion in debt during the year. Calendar 2014 was also another robust year for IPOs in the sector, with 18 IPOs raising $6.4 billion. As a result, there are currently 125 MLPs trading, more than half of which went public in the last four years. In our opinion, the expansion of the sector has been facilitated by the significant inflows of institutional capital into the MLP sector. We estimate that in the last three years nearly $50 billion of new money has come into the sector – a significant sum when considering that the total market capitalization of the MLP sector currently stands at approximately $475 billion.

Energy Market Update

Currently, the biggest story in the energy market is the precipitous drop in crude oil prices. As of this writing, West Texas Intermediate (“WTI”), which is the domestic crude oil benchmark, is trading between $46 to $48 per barrel, down more than 50% from its high in July of $108 per barrel. This steep decline is principally a result of a shift in the market’s expectation for crude oil supply over the next 12 months. In particular, when

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

OPEC decided not to reduce production at its November meeting, the market was confronted with the reality that the crude oil market will be oversupplied during 2015. As we have highlighted in the past, the continued development of shale plays has caused domestic production of crude oil, NGLs and natural gas to increase significantly over the past several years, and the increase in crude oil production has been the most astounding. The EIA estimates that domestic crude oil production averaged 8.7 million barrels per day in calendar 2014, up an unbelievable 3.7 million barrels per day, or 73%, since production troughed in 2008. Substantially all of this production growth came from the development of unconventional oil reserves in plays such as the Bakken Shale, the Eagle Ford Shale and the Permian Basin, and the development of these reserves was encouraged by crude oil prices that were high relative to natural gas prices. Currently, domestic crude oil production is estimated to be approximately 9.2 million barrels per day — slightly less than the level the EIA is projecting for calendar 2015.

At current prices, many of the “non-core” areas in the shale plays generate inadequate returns for upstream companies. In response to falling prices, we have seen domestic upstream companies dramatically cut their capital budgets for 2015 relative to 2014 spending levels, often choosing to focus only on their highest return opportunities. Based on a group of over 50 upstream companies that we track, the average reduction in capex is almost 35%. Many of these companies are still predicting that production will grow in 2015 on a year-over-year basis, even with this slowdown in drilling, but we expect growth to be much more modest when you compare production in the fourth quarter of 2015 to current levels. At the same time, we expect that providers of oilfield services will experience material pressure on prices for their services, which will help to lower costs for upstream companies.

On the demand side, the economy is growing at its fastest rate in years, and lower energy costs are expected to be a net benefit for consumers and businesses. We also expect incremental demand to materialize at current price levels, and so the current downdraft in crude oil prices is a classic, self-correcting commodity price cycle. While we do not expect to see WTI return to $100 per barrel any time in the foreseeable future, we do expect that prices will rise significantly over the course of the year and continue to strengthen into 2016 as both supply and demand respond.

The natural gas market was the first mover in the Shale Revolution and so has experienced lower prices for a longer period of time than the crude oil market. Nonetheless, production continues to grow, as producers continue to drive down costs as technology and drilling techniques improve. In fact, the EIA estimates that natural gas production averaged 70 billion cubic feet per day in 2014, up 5% over 2013, which is the second largest increase in production in the last 20 years. This continued production growth and the resulting low natural gas prices has been a godsend for domestic manufacturers, and by early 2016, the first exports of LNG are expected to ship from the U.S. Gulf Coast. There are a number of midstream companies that are evaluating these LNG liquefaction projects, which are multi-billion dollar capital projects. While we do not believe that all of the announced projects will be built, the fact that we are about to begin exporting natural gas is a prime example of new demand emerging in response to low prices. Further, the projects that are built will be beneficial for the MLP market and should provide support to domestic natural gas prices.

What many people do not realize is that NGL prices are at least as important to the MLP sector as crude oil and natural gas prices are. Like crude oil and natural gas production, NGL production has increased significantly over the last several years (up 66% since 2008), and prices have fallen by over 50% in the last 12 months. Similar to the crude oil and natural gas markets, we expect to see demand growth in the short-term as a result of increased exports of ethane and propane, and in the long-term from newly constructed petrochemical plants that use NGLs as feedstocks.

2015 Outlook

In summary, despite our expectation for a challenging energy market this year (most notably due to lower crude oil prices), our outlook for 2015 and beyond is positive. We expect that distribution growth of at least

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

5% will position the MLP sector to post another year of low double-digit total returns in calendar 2015. We believe the potential exists for MLPs to generate substantially higher returns in 2015 if the commodity market improves as expected and the negative market sentiment towards energy companies abates.

We believe the Company is very well positioned to navigate a challenging energy market. The portfolio is well diversified with a strong bias towards midstream MLPs. The Company’s leverage ratios are at target levels, and virtually all of its leverage is long-term, fixed-rate financings. We plan to remain prudent, long-term investors, but have the ability to capitalize on market disruptions. We also continue to believe that the development of unconventional reserves is a multi-decade story and that the development of these reserves will create plentiful growth opportunities for MLPs and other midstream companies. However, we have seen that this secular growth story may have setbacks along the way, and we believe it is more important than ever to have a team that can discern which companies are best positioned over the long-term.

We look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2014	November 30, 2013

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of November 30,
Holding	Sector	2014	2013
1. Kinder Morgan, Inc.(1)	Midstream Company	13.2%	0.8%
2. Enterprise Products Partners L.P.	Midstream MLP	9.3	9.0
3. Energy Transfer Partners, L.P.	Midstream MLP	6.2	5.2
4. Regency Energy Partners LP(2)	Midstream MLP	5.8	3.4
5. MarkWest Energy Partners, L.P.	Midstream MLP	5.6	6.0
6. Williams Partners L.P.(3)	Midstream MLP	5.5	5.7
7. Plains All American Pipeline, L.P.	Midstream MLP	4.7	5.7
8. DCP Midstream Partners, LP	Midstream MLP	4.1	4.0
9. ONEOK Partners, L.P.	Midstream MLP	3.5	3.5
10. Access Midstream Partners, L.P.(3)	Midstream MLP	3.1	2.5

(1)	On November 26, 2014, Kinder Morgan, Inc. (“KMI”) completed its acquisition of the outstanding equity securities of Kinder Morgan Management, LLC (“KMR”), Kinder Morgan Energy Partners, L.P. (“KMP”) and El Paso Pipeline Partners, L.P. (“EPB”). As of November 30, 2013, our investments in KMI, KMR, KMP and EPB represented 11.8% of long-term investments on a combined basis.

(2)	On March 21, 2014, PVR Partners, L.P. (“PVR”) completed its merger with and into Regency Energy Partners LP (“Regency”). As of November 30, 2013, our investments in Regency and PVR represented 5.5% of long-term investments on a combined basis.

(3)	On October 24, 2014, Williams Partners L.P. (“WPZ”) entered into a merger agreement with and into Access Midstream Partners, L.P. (“ACMP”). The merger is expected to close in early 2015.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2014, we had total assets of $7.5 billion, net assets applicable to our common stock of $4.0 billion (net asset value of $36.71 per share), and 109.7 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of November 30, 2014, we held $7.4 billion in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2014

Investment Income.    Investment income totaled $12.0 million for the quarter and consisted of net dividends and distributions on our investments. We received $98.2 million of dividends and distributions, of which $85.3 million was treated as return of capital and $0.9 million was treated as distributions in excess of cost basis. We received $8.1 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $45.2 million, including $25.7 million of net investment management fees (net of fee waiver of $1.0 million), $12.5 million of interest expense (including non-cash amortization of new issuance premium and debt offering costs of $0.6 million) and $1.0 million of other operating expenses. Preferred stock distributions for the quarter were $5.9 million (including non-cash amortization of offering costs of $0.3 million).

Net Investment Loss.    Our net investment loss totaled $21.9 million and included a current tax benefit of $3.7 million and deferred tax benefit of $7.6 million.

Net Realized Gains.    We had net realized gains from our investments of $161.1 million, net of $15.9 million of current tax expense and $83.9 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $566.6 million. The net change consisted of a $889.5 million decrease in our unrealized gains on investments and a deferred tax benefit of $322.9 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $427.4 million. This decrease was comprised of a net investment loss of $21.9 million, net realized gains of $161.1 million and a net decrease in unrealized gains of $566.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2014

Investment Income.    Investment income totaled $49.2 million for the fiscal year and consisted of net dividends and distributions on our investments. We received $373.6 million of dividends and distributions, of which $321.2 million was treated as return of capital and $3.2 million was treated as distributions in excess of cost basis. Return of capital was decreased by $0.5 million due to 2013 tax reporting information that we received during fiscal 2014. We received $31.3 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $169.2 million, including $95.8 million of net investment management fees (net of fee waiver of $3.4 million), $46.5 million of interest expense (including non-cash amortization of premiums on our newly issued debt and debt offering costs of $2.7 million) and $4.2 million of other operating expenses. Preferred stock distributions for the fiscal year were $22.7 million (including non-cash amortization of offering costs of $1.3 million).

Net Investment Loss.    Our net investment loss totaled $81.3 million and included a current tax benefit of $1.4 million and a deferred tax benefit of $37.2 million.

Net Realized Gains.    We had net realized gains from our investments of $239.8 million, net of $5.0 million of current tax expense and $140.9 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $364.5 million. The net change consisted of a $586.2 million increase in our unrealized gains on investments and a deferred tax expense of $221.7 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $523.0 million. This increase was comprised of a net investment loss of $81.3 million, net realized gains of $239.8 million and a net increase in unrealized gains of $364.5 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2014	Fiscal Year Ended November 30, 2014
Distributions and Other Income from Investments
Dividends and Distributions(1)	$98.2	$373.6
Paid-In-Kind Dividends(1)	8.1	31.3
Net Premiums Received from Call Options Written	—	2.2

Total Distributions and Other Income from Investments	106.3	407.1
Expenses
Net Investment Management Fee	(25.7)	(95.8)
Other Expenses	(1.0)	(4.2)
Interest Expense	(12.0)	(44.3)
Preferred Stock Distributions	(5.6)	(21.4)
Income Tax Benefit, net	11.3	38.6

Net Distributable Income (NDI)	$73.3	$280.0

Weighted Shares Outstanding	109.4	107.3

NDI per Weighted Share Outstanding	$0.670	$2.609

Adjusted NDI per Weighted Share Outstanding(2)	$0.670	$2.609

Distributions paid per Common Share(3)	$0.655	$2.570

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	There were no adjustments to NDI during the three months and the year ended November 30, 2014.

(3)	The distribution of $0.655 per share for the fourth quarter of fiscal 2014 was paid on January 16, 2015. Distributions for fiscal 2014 include the distributions paid in April 2014, July 2014, October 2014 and January 2015.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On December 16, 2014, we declared a quarterly distribution of $0.655 per common share for the fourth quarter of fiscal 2014 (a total distribution of $72.1 million). The distribution represents an increase of 0.8% from the prior quarter’s distribution and an increase of 7.4% from the distribution for the quarter ended November 30, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred shares (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2014 of $2,010 million was comprised of $1,435 million of Notes, $51 million outstanding under our unsecured term loan (the “Term Loan”) and $524 million of MRP Shares. At November 30, 2014, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 27% of total assets at November 30, 2014. As of January 16, 2015, we had $5 million borrowed under our Term Loan and no borrowings under our Credit Facility, and we had $2 million of cash.

Our Credit Facility has total commitments of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. On September 24, 2014, we amended our Term Loan to allow amounts borrowed under the Term Loan to be repaid and subsequently reborrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

We had $1,435 million of Notes outstanding at November 30, 2014. On October 29, 2014, we completed a private placement of $200 million of Notes. The net proceeds were used to refinance existing indebtedness (including the redemption of our $60 million Series M Notes that matured on November 4, 2014), to make new portfolio investments, and for general corporate purposes. We have $79 million and $15 million of Notes that mature in May 2015 and November 2015, respectively that we expect to refinance during the fiscal year. The remaining Notes mature between 2016 and 2025.

As of November 30, 2014, we had $524 million of MRP Shares outstanding. On October 29, 2014, we completed a private placement offering of $25 million of Series I MRP Shares. The net proceeds were used to refinance existing indebtedness, to make new portfolio investments, and for general corporate purposes. The MRP Shares outstanding are subject to mandatory redemption at various dates from 2017 through 2022.

At November 30, 2014, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 406% for debt and 300% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of November 30, 2014, our total leverage consisted of both fixed rate (82%) and floating rate (18%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.52%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 185.0%
Equity Investments(1) — 185.0%
Midstream MLP(2) — 138.8%
Access Midstream Partners, L.P.(3)	3,732	$233,918
Antero Midstream Partners LP(4)	1,516	41,981
Arc Logistics Partners LP	1,006	22,134
Atlas Pipeline Partners, L.P.(5)	1,246	40,932
Buckeye Partners, L.P.	2,823	217,040
CONE Midstream Partners LP(4)	400	10,970
Crestwood Midstream Partners LP	10,785	216,556
DCP Midstream Partners, LP	6,329	303,208
Enable Midstream Partners, LP	703	14,134
Enbridge Energy Management, L.L.C.(6)	1,873	68,182
Enbridge Energy Partners, L.P.	5,495	206,069
Energy Transfer Partners, L.P.(7)	7,125	464,308
EnLink Midstream Partners, LP	5,311	148,120
Enterprise Products Partners L.P.(7)	18,517	691,438
EQT Midstream Partners, LP	170	14,246
Global Partners LP	2,068	86,431
Holly Energy Partners, L.P.	672	22,625
Magellan Midstream Partners, L.P.	2,822	233,894
MarkWest Energy Partners, L.P.(8)	5,838	414,855
Midcoast Energy Partners, L.P.	1,994	30,712
Niska Gas Storage Partners LLC	1,357	6,310
ONEOK Partners, L.P.	5,895	259,864
PBF Logistics LP	246	5,617
Plains All American Pipeline, L.P.(8)	6,805	350,132
QEP Midstream Partners, LP	1,433	22,996
Regency Energy Partners LP	15,102	430,252
Shell Midstream Partners, L.P.(4)	1,211	44,208
Southcross Energy Partners, L.P.	560	9,770
Sprague Resources LP	1,539	34,585
Summit Midstream Partners, LP	1,526	69,276
Sunoco Logistics Partners L.P.	996	47,960
Tallgrass Energy Partners, LP	701	29,965
Targa Resources Partners LP(5)	2,632	144,316
USD Partners LP(4)	1,383	20,648
Western Gas Partners, LP	3,176	225,269
Williams Partners L.P.(3)	7,859	406,607

		5,589,528

Midstream Company — 26.5%
Kinder Morgan, Inc.	23,768	982,806
ONEOK, Inc.	416	22,550
Targa Resources Corp.(5)	218	24,887
The Williams Companies, Inc.	708	36,639

		1,066,882

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

(amounts in 000’s)

Description	No. of Shares/Units	Value
General Partner MLP — 7.8%
Alliance Holdings GP L.P.	1,211	$81,192
Crestwood Equity Partners LP	2,273	20,462
Energy Transfer Equity, L.P.	470	27,937
Plains GP Holdings, L.P.(8)(9)(10)	6,402	164,453
Western Gas Equity Partners, LP	307	19,292

		313,336

Shipping MLP — 4.0%
Capital Product Partners L.P.	1,244	9,732
Capital Products Partners L.P. — Class B Units(9)(11)	3,030	26,788
Dynagas LNG Partners LP	968	17,340
Golar LNG Partners LP	1,447	47,611
Höegh LNG Partners LP	226	4,161
KNOT Offshore Partners LP	362	8,008
Teekay Offshore Partners L.P.	1,911	49,131

		162,771

Upstream MLP & Income Trust — 2.3%
BreitBurn Energy Partners L.P.	1,122	14,828
Enduro Royalty Trust	164	1,159
EV Energy Partners, L.P.	516	14,609
Legacy Reserves LP	1,168	20,823
Linn Co, LLC	225	3,689
LRR Energy, L.P.	788	8,987
Mid-Con Energy Partners, LP	2,291	26,898
Viper Energy Partners LP	78	1,401

		92,394

Other — 5.6%
Clearwater Trust(8)(9)(12)	N/A	380
Compressco Partners, L.P.	1,165	23,797
Exterran Partners, L.P.	2,440	60,305
Foresight Energy LP	2,253	39,651
Natural Resource Partners L.P.	773	9,226
Seadrill Partners LLC	388	6,558
SunCoke Energy Partners, L.P.	2,006	54,499
Transocean Partners LLC	294	4,609
USA Compression Partners, LP	1,325	25,172

		224,197

Total Long-Term Investments (Cost — $4,260,331)		7,449,108

Debt		(1,486,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(524,000)
Current Tax Liability		(12,198)
Deferred Tax Liability		(1,399,241)
Other Liabilities in Excess of Other Assets		(847)

Net Assets Applicable to Common Stockholders		$4,026,822

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2014

(amounts in 000’s)

(3)	On October 24, 2014, Williams Partners L.P. entered into a merger agreement with and into Access Midstream Partners, L.P. The merger is expected to close in early 2015.

(4)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(5)	On October 13, 2014, Targa Resources Partners LP and Targa Resources Corp. entered into agreements to acquire Atlas Pipeline Partners, L.P. and Atlas Energy, L.P., respectively. The acquisitions are expected to close in the first quarter of 2015.

(6)	Dividends are paid-in-kind.

(7)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(8)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

(9)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(10)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(12)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2014

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $4,008,671)	$6,519,288
Affiliated (Cost — $251,660)	929,820

Total investments (Cost — $4,260,331)	7,449,108
Cash	1,515
Deposits with brokers	251
Receivable for common stock offering	137
Receivable for securities sold	28,486
Dividends and distributions receivable	437
Deferred debt and preferred stock offering costs and other assets	16,505

Total Assets	7,496,439

LIABILITIES
Investment management fee payable	25,744
Accrued directors’ fees and expenses	129
Accrued expenses and other liabilities	22,305
Current income tax liability	12,198
Deferred income tax liability	1,399,241
Term loan	51,000
Notes	1,435,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (20,960,000 shares issued and outstanding)	524,000

Total Liabilities	3,469,617

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$4,026,822

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (109,678,335 shares issued and outstanding, 179,040,000 shares authorized)	$110
Paid-in capital	2,350,627
Accumulated net investment loss, net of income taxes, less dividends	(1,060,718)
Accumulated realized gains, net of income taxes	732,968
Net unrealized gains, net of income taxes	2,003,835

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$4,026,822

NET ASSET VALUE PER COMMON SHARE	$36.71

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2014

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$331,400
Affiliated investments	42,256

Total dividends and distributions	373,656
Return of capital	(321,207)
Distributions in excess of cost basis	(3,221)

Total Investment Income	49,228

Expenses
Investment management fees, before investment management fee waiver	99,221
Administration fees	1,322
Professional fees	591
Directors’ fees and expenses	463
Reports to stockholders	446
Custodian fees	375
Insurance	200
Other expenses	825

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	103,443
Investment management fee waiver	(3,395)
Interest expense and amortization of premium and offering costs	46,467
Distributions on mandatory redeemable preferred stock and amortization of offering costs	22,691

Total expenses — before taxes	169,206

Net Investment Loss — Before Taxes	(119,978)
Current income tax benefit	1,385
Deferred income tax benefit	37,263

Net Investment Loss	(81,330)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	387,852
Investments — affiliated	1,214
Options	1,024
Interest rate swap contracts	(4,351)
Current income tax expense	(4,946)
Deferred income tax expense	(140,948)

Net Realized Gains	239,845

Net Change in Unrealized Gains
Investments — non-affiliated	516,083
Investments — affiliated	70,079
Deferred income tax expense	(221,698)

Net Change in Unrealized Gains	364,464

Net Realized and Unrealized Gains	604,309

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$522,979

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013
OPERATIONS
Net investment loss, net of tax(1)	$(81,330)	$(69,851)
Net realized gains, net of tax	239,845	202,524
Net change in unrealized gains, net of tax	364,464	603,798

Net Increase in Net Assets Resulting from Operations	522,979	736,471

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(243,150)	(144,672)
Distributions — return of capital	(27,182)	(70,129)

Dividends and Distributions to Common Stockholders	(270,332)	(214,801)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 8,481,751 and 11,249,151 shares of common stock, respectively	315,072	392,861
Underwriting discounts and offering expenses associated with the issuance of common stock	(12,488)	(15,534)
Issuance of 777,925 and 738,095 shares of common stock from reinvestment of dividends and distributions, respectively	27,675	24,098

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	330,259	401,425

Total Increase in Net Assets Applicable to Common Stockholders	582,906	923,095

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	3,443,916	2,520,821

End of year	$4,026,822	$3,443,916

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $21,398 and $19,545 paid to holders of MRP Shares for the fiscal years ended November 30, 2014 and 2013, respectively, were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2014 and 2013, respectively, were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2014

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$522,979
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	321,207
Distributions in excess of cost basis	3,221
Net realized gains	(385,739)
Net unrealized gains	(586,162)
Purchase of long-term investments	(1,835,854)
Proceeds from sale of long-term investments	1,264,384
Decrease in deposits with brokers	1,060
Increase in receivable for common stock offering	(137)
Increase in receivable for securities sold	(19,426)
Decrease in interest, dividends and distributions receivable	1,346
Amortization of deferred debt offering costs	2,709
Amortization of mandatory redeemable preferred stock offering costs	1,293
Decrease in other assets	68
Decrease in payable for securities purchased	(1,933)
Increase in investment management fee payable	5,527
Increase in accrued directors’ fees and expenses	23
Increase in accrued expenses and other liabilities	1,787
Increase in current tax liability	8,468
Increase in deferred tax liability	325,383

Net Cash Used in Operating Activities	(369,796)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(69,000)
Increase in borrowings under term loan	51,000
Issuance of shares of common stock, net of offering costs	302,584
Proceeds from offering of Notes	415,000
Proceeds from offering on mandatory redeemable preferred stock	75,000
Redemption of Notes	(155,000)
Costs associated with issuance of term loan	(1,350)
Costs associated with offering of Notes, net of new issuance premium	(3,477)
Costs associated with offering of mandatory redeemable preferred stock	(1,046)
Cash distributions paid to common stockholders	(242,657)

Net Cash Provided by Financing Activities	371,054

NET INCREASE IN CASH	1,258
CASH — BEGINNING OF YEAR	257

CASH — END OF PERIOD YEAR	$1,515

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $27,675 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2014, interest paid was $42,518 and income tax refunds were $4,907 (net of payments).

The Company received $82,368 of paid-in-kind and non-cash dividends and distributions during the fiscal year ended November 30, 2014. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	5.64	8.72	4.27

Total income (loss) from operations	4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	—	—	0.01

Total capital stock transactions	0.06	0.09	0.03

Net asset value, end of period	$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$38.14	$37.23	$31.13

Total investment return based on common stock market value(4)	9.9%	28.2%	19.3%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2

Subtotal	2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4
Income tax expense	8.3	14.4	7.2

Total expenses	12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%
Portfolio turnover rate	17.6%	21.2%	20.4%
Average net assets	$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period	1,435,000	1,175,000	890,000
Credit facility outstanding, end of period	—	69,000	19,000
Term loan outstanding, end of period	51,000	—	—
Auction rate preferred stock, end of period	—	—	—
Mandatory redeemable preferred stock, end of period	524,000	449,000	374,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687
Asset coverage of total debt(6)	406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(7)	300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	2.91	8.72	7.50	(12.56)

Total income (loss) from operations	2.22	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)	(0.10)

Common dividends(3)	(1.26)	(0.84)	—	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)	(1.99)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05	0.04

Total capital stock transactions	0.10	0.18	0.17	0.04

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	5.6%	26.0%	103.0%	(48.8)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%	2.2%
Other expenses	0.2	0.2	0.4	0.3

Subtotal	2.6	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5	3.4
Income tax expense	4.8	20.5	25.4	— (8)

Total expenses	9.7%	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period	775,000	620,000	370,000	304,000
Credit facility outstanding, end of period	—	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	75,000	75,000
Mandatory redeemable preferred stock, end of period	260,000	160,000	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(6)	395.4%	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(7)	296.1%	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2007	2006	2005

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.99	$25.07	$23.91
Net investment income (loss)(2)	(0.73)	(0.62)	(0.17)
Net realized and unrealized gain (loss)	3.58	6.39	2.80

Total income (loss) from operations	2.85	5.77	2.63

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.05)

Common dividends(3)	(0.09)	—	(0.13)
Common distributions — return of capital(3)	(1.84)	(1.75)	(1.37)

Total dividends and distributions — common	(1.93)	(1.75)	(1.50)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	(0.03)
Effect of issuance of common stock	0.26	—	0.11
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.27	—	0.08

Net asset value, end of period	$30.08	$28.99	$25.07

Market value per share of common stock, end of period	$28.27	$31.39	$24.33

Total investment return based on common stock market value(4)	(4.4)%	37.9%	3.7%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$1,300,030	$1,103,392	$932,090
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	3.2%	1.2%
Other expenses	0.2	0.2	0.3

Subtotal	2.5	3.4	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.7	0.8
Income tax expense	3.5	13.8	6.4

Total expenses	8.3%	18.9%	8.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.4)%	(0.7)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.3%	21.7%	10.0%
Portfolio turnover rate	10.6%	10.0%	25.6%
Average net assets	$1,302,425	$986,908	$870,672
Notes outstanding, end of period	505,000	320,000	260,000
Credit facility outstanding, end of period	97,000	17,000	—
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	41,134,949	37,638,314	34,077,731
Asset coverage of total debt(6)	328.4%	449.7%	487.3%
Asset coverage of total leverage (debt and preferred stock)(7)	292.0%	367.8%	378.2%
Average amount of borrowings per share of common stock during the period(1)	$12.14	$8.53	$5.57

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(7)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(8)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax benefit of 0% was assumed.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company reports its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. When price

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2014, the Company held 4.8% of its net assets applicable to common stockholders (2.6% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $191,621. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2014, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2014, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the fiscal year ended November 30, 2014, the Company had $321,207 of return of capital and $3,221 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

For the Fiscal Year Ended November 30, 2014
Return of capital portion of dividends and distributions received	86%
Return of capital — attributable to net realized gains (losses)	$34,402
Return of capital — attributable to net change in unrealized gains (losses)	286,805

Total return of capital	$321,207

For the fiscal year ended November 30, 2014, the Company estimated the return of capital portion of distributions received to be $321,723 (86%). This amount was decreased by $516 due to the 2013 tax reporting

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

information received by the Company in the fiscal third quarter 2014. In addition, for the fiscal year ended November 30, 2014, the Company estimated the cash distributions that were in excess of cost basis to be $3,402. This amount was decreased by $181 due to the 2013 tax reporting information received by the Company in the fiscal third quarter 2014.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2014, the Company received the following paid-in-kind and non-cash dividends and distributions.

For the Fiscal Year Ended November 30, 2014
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	$3,680
Kinder Morgan Management, LLC	27,622

31,302
Non-cash distributions
Energy Transfer Partners, L.P.	25,062
Enterprise Products Partners L.P.	26,004

51,066

Total paid-in-kind and non-cash dividends and distributions	$82,368

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the fiscal year ended November 30, 2014 as either a dividend (eligible to be treated as qualified dividend income) or a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2014, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2010 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2014, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$7,449,108	$7,257,487	$—	$191,621

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2014. For the fiscal year ended November 30, 2014, there were no transfers between Level 1 and Level 2.

As of November 30, 2014, the Company had Notes outstanding with aggregate principal amount of $1,435,000 and 20,960,000 shares of MRP Shares outstanding with a total liquidation value of $524,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $524,000 of MRP Shares, Series E ($120,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. Of the $1,435,000 Notes, the Series HH Notes ($250,000) are registered and are freely tradable. The Company categorizes the Series HH Notes as a Level 2 security. The remaining series of MRP Shares and the remaining Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Notes ($1,185,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2014, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series O and Q through GG and II through OO)	$1,185,000	$1,243,400
Notes (Series HH)	$250,000	$251,700
MRP Shares (Series A, B, C, H and I)	$229,000	$242,900
MRP Shares (Series E, F and G)	$295,000	$297,924

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2014.

Equity Investments
Balance — November 30, 2013	$167,516
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains, net	24,105

Balance — November 30, 2014	$191,621

The $24,105 of net unrealized gains relate to investments that are still held at November 30, 2014, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP completed its initial public offering in October 2013 and in connection with the offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP. During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity. On January 21, 2015, the lock-up will expire, and, as a result, the Company will no longer value its investments in PAA GP at a discount after such date.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

The Company’s other private investment is an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2014:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$164,453	- Discount to publicly-traded	- Current discount	1.1%	1.1%	1.1%
public companies		securities
(PIPE) – valued based on a discount to market value

Equity securities of	26,788	- Convertible pricing model	- Credit spread	7.5%	8.0%	7.8%
public companies – valued based on pricing model			- Volatility - Discount for marketability	27.5% 8.0%	32.5% 8.0%	30.0% 8.0%

Equity securities of	380	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$191,621

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

economic, political or regulatory occurrence. At November 30, 2014, the Company had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	85.7%
Midstream Energy Companies	97.9%
Largest single issuer	13.2%
Restricted securities	2.6%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 17, 2014, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2015 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company amended and extended its fee waiver agreement with KAFA for an additional one-year term expiring on December 11, 2015. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000, and a fee of 1.0% on average total assets in excess of $14,500,000. The Company’s management fees for the fiscal year ended November 30, 2014 were $95,826, net of management fee waivers of $3,395. The Company paid management fees at an annual rate of 1.34% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2014, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Clearwater Trust — At November 30, 2014, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the fiscal year ended November 30, 2014, the Company received $5,450 of federal income taxes refunds, net of payments and paid $542 of state income taxes, net of refunds. At November 30, 2014, the Company had a current income tax liability of $12,198. During fiscal 2014, the Company changed its state tax rate from 1.9% to 2.1% (net of federal benefit), based on updated apportionment data and state tax law changes.

As of November 30, 2014, the components of the Company’s tax assets and liabilities are as follows:

Current income tax liability	$(12,198)
Deferred tax assets:
AMT credit carryforwards	$8,271
Deferred tax liabilities:
Net unrealized gains on investment securities	(1,407,512)

Total deferred tax liability, net	$(1,399,241)

During fiscal 2014, the Company utilized all of its federal and state net operating loss carryforwards.

At November 30, 2014, the Company had alternative minimum tax (“AMT”) credit carryforwards of $8,271. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2014
Computed federal income tax at 35%	$(298,173)
State income tax, net of federal tax	(18,283)
Effect of change in state tax rate (0.2% increase)	(5,934)
Non-deductible distributions on MRP Shares and other	(6,554)

Total income tax expense	$(328,944)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. The Company reduced its GAAP and tax cost basis by $285,333 associated with cash distributions received from MLP investments during 2013. During the fiscal year ended November 30, 2014, the Company had additional tax cost basis reductions of $280,842 due to fiscal 2013 net allocated losses from its MLP investments.

At November 30, 2014, the cost basis of investments for federal income tax purposes was $3,687,142. The cost basis for federal income tax purposes is $573,189 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2014, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$3,824,288
Gross unrealized depreciation of investments	(62,322)

Net unrealized appreciation of investments	$3,761,966

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2014, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	$22,651	$26,788	$8.84	0.7%	0.4%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	2,771	380	N/A	0.0	0.0
Plains GP Holdings, L.P.
Common Units	(2)	(6)	6,402	21,900	164,453	$25.69	4.1	2.2

Total				$47,322	$191,621		4.8%	2.6%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private trust.

(6)	The Company holds an interest in PAA GP, which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. The Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires on January 21, 2015). See Note 3 — Fair Value.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding options at November 30, 2014. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2014 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2013	—	$—
Options written	26,666	2,712
Options subsequently repurchased(1)	(6,728)	(749)
Options exercised	(14,809)	(1,246)
Options expired	(5,129)	(717)

Options outstanding at November 30, 2014	—	$—

(1)	The price at which the Company subsequently repurchased the options was $442, which resulted in net realized gains of $307.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2014, the Company did not have any interest rate swap contracts outstanding.

During fiscal 2014, the Company entered into interest rate swap contracts in anticipation of private placement of Notes. On April 11, 2014 and October 10, 2014, these interest rate swap contracts were terminated and resulted in a $4,351 realized loss.

The Company did not have any derivative instruments outstanding as of November 30, 2014. The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2014
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$1,024	$—
Interest rate swap contracts	Interest rate swap contracts	(4,351)	—

		$(3,327)	$—

9.    Investment Transactions

For the fiscal year ended November 30, 2014, the Company purchased and sold securities in the amounts of $1,835,854 and $1,264,384 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At November 30, 2014, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2014, the average amount outstanding under the Credit Facility was $109,529 with a weighted average interest rate of 1.79%. As of November 30, 2014, the Company had no outstanding borrowings under the Credit Facility.

On February 18, 2014, the Company entered into a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. From the initial borrowing on June 13, 2014 through November 30, 2014, the average amount outstanding under the Term Loan was $123,561 with a weighted average interest rate of 1.54%. As of November 30, 2014, the Company had $51,000 outstanding under the Term Loan at an interest rate of 1.51%. On September 24, 2014, the Company amended the Term Loan to allow amounts borrowed under the Term Loan to be repaid and subsequently reborrowed. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

As of November 30, 2014, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

11.    Notes

At November 30, 2014, the Company had $1,435,000 aggregate principal amount of Notes outstanding.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

On February 7, 2014, the Company completed an offering of $75,000 of Notes in a private offering pursuant to Rule 144A under the Securities Act. The Notes were issued under the same indenture as the $175,000 of the Series HH floating rate Notes issued by the Company on August 22, 2013. A portion of the proceeds from the offering were used on February 18, 2014, to redeem the Series N Notes ($50,000), due on November 4, 2014.

On April 30, 2014, the Company completed a private placement of $140,000 of Notes. There were two fundings in connection with the transaction: (a) $80,000 on April 30, 2014 (the “April Funding”) and (b) the remaining $60,000 on July 30, 2014 (the “July Funding”). Proceeds from the April Funding were used to refinance $45,000 principal amount of the Series P Notes due May 7, 2015, to make new portfolio investments and for general corporate purposes. Proceeds from the July Funding were used to make new portfolio investments and for general corporate purposes.

On October 29, 2014, the Company completed a private placement of $200,000 of Notes. Net proceeds from the offering were used to refinance existing indebtedness (including the redemption of the Company’s $60,000 Series M Notes that matured on November 4, 2014), to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the Notes at November 30, 2014.

Series	Principal Outstanding, November 30, 2013	Principal Redeemed	Principal Issued	Principal Outstanding, November 30, 2014		Estimated Fair Value November 30, 2014	Fixed/Floating Interest Rate	Maturity Date
M	$60,000	$60,000	$—	$—		$—	4.560%	11/4/14
N	50,000	50,000	—	—		—	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000		67,100	4.210%	5/7/15
P	45,000	45,000	—	—		—	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000		15,500	3.230%	11/9/15
R	25,000	—	—	25,000		26,600	3.730%	11/9/17
S	60,000	—	—	60,000		66,500	4.400%	11/9/20
T	40,000	—	—	40,000		44,700	4.500%	11/9/22
U	60,000	—	—	60,000		60,600	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000		73,500	3.710%	5/26/16
W	100,000	—	—	100,000		109,300	4.380%	5/26/18
X	14,000	—	—	14,000		14,200	2.460%	5/3/15
Y	20,000	—	—	20,000		20,800	2.910%	5/3/17
Z	15,000	—	—	15,000		15,800	3.390%	5/3/19
AA	15,000	—	—	15,000		15,900	3.560%	5/3/20
BB	35,000	—	—	35,000		37,300	3.770%	5/3/21
CC	76,000	—	—	76,000		81,800	3.950%	5/3/22
DD	75,000	—	—	75,000		77,000	2.740%	4/16/19
EE	50,000	—	—	50,000		51,500	3.200%	4/16/21
FF	65,000	—	—	65,000		68,000	3.570%	4/16/23
GG	45,000	—	—	45,000		47,100	3.670%	4/16/25
HH	175,000	—	75,000	250,000	(1)	251,700	3-month LIBOR + 125 bps(2)	8/19/16
II	—	—	30,000	30,000		30,800	2.880%	7/30/19
JJ	—	—	30,000	30,000		31,200	3.460%	7/30/21
KK	—	—	80,000	80,000		85,600	3.930%	7/30/24
LL	—	—	50,000	50,000		50,400	2.890%	10/29/20
MM	—	—	40,000	40,000		40,500	3.260%	10/29/22
NN	—	—	20,000	20,000		20,300	3.370%	10/29/23
OO	—	—	90,000	90,000		91,400	3.460%	10/29/24

	$1,175,000	$155,000	$415,000	$1,435,000		$1,495,100

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(1)	On January 10, 2014, the Company concluded an exchange offer of the original $175,000 unregistered Notes for registered Notes with holders of $174,700 Series HH Notes that elected to exchange their notes. On June 6, 2014, the Company concluded an exchange offer of the $75,000 unregistered Notes for registered Notes with holders of $74,900 Series HH Notes that elected to exchange their notes.

(2)	The $75,000 tranche of Notes were offered at a price of 100.232% plus accrued interest, which results in an effective interest rate of LIBOR plus 1.15%.

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2014, the weighted average interest rate on the outstanding Notes was 3.21%.

As of November 30, 2014, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2014, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At November 30, 2014, the Company had 20,960,000 shares of MRP Shares outstanding, with a total liquidation value of $524,000 ($25.00 per share). On April 30, 2014, the Company completed a private offering of 2,000,000 shares of Series H MRP Shares at a price of $25.00 per share ($50,000 liquidation value). On October 29, 2014, the Company completed a private placement of 1,000,000 shares of Series I MRP Shares at a price of $25.00 per share ($25,000 liquidation value). Net proceeds from both offerings were used to refinance existing indebtedness, to make new portfolio investments and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of the MRP Shares at November 30, 2014.

Series	Liquidation Value November 30, 2013	Liquidation Value Shares Issued	Liquidation Value November 30, 2014	Estimated Fair Value November 30, 2014	Rate	Maturity Redemption Date
A	$104,000	$—	$104,000	$111,700	5.57%	5/7/17
B	8,000	—	8,000	8,400	4.53%	11/9/17
C	42,000	—	42,000	46,000	5.20%	11/9/20
E(1)	120,000	—	120,000	122,304	4.25%	4/1/19
F(2)	125,000	—	125,000	124,900	3.50%	4/15/20
G(3)	50,000	—	50,000	50,720	4.60%	10/1/21
H	—	50,000	50,000	51,500	4.06%	7/30/21
I	—	25,000	25,000	25,300	3.860%	10/29/22

	$449,000	$75,000	$524,000	$540,824

(1)	Series E MRP Shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.48 on November 30, 2014.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $24.98 as of November 30, 2014.
(3)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.36 as of November 30, 2014.

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series E, F and G
Rating as of November 30, 2014 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2014, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

On February 25, 2014, the Company completed a public offering of 8,000,000 shares of common stock at a price of $37.05 per share (gross proceeds of $296,400) and during fiscal 2014, the Company issued 481,751 shares of common stock pursuant to its “at-the-market” offering program (the “ATM program”) at an average price of $38.76 per share (gross proceeds of $18,672). The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the ATM program.

At November 30, 2014, the Company had 179,040,000 shares of common stock authorized and 109,678,335 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2014 were as follows:

Shares outstanding at November 30, 2013	100,418,659
Shares issued through reinvestment of distributions	777,925
Shares issued in connection with the offerings of common stock	8,481,751

Shares outstanding at November 30, 2014	109,678,335

14.    Subsequent Events

On December 16, 2014, the Company declared its quarterly distribution of $0.655 per common share for the fourth quarter of fiscal 2014 for a total quarterly distribution payment of $72,053. The distribution was paid on January 16, 2015 to common stockholders. Of this total, pursuant to the Company’s dividend reinvestment plan, $7,047 was reinvested into the Company through the issuance of 218,578 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 20, 2015

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 17, 2014 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through December 11, 2015.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information on the proposed additional breakpoints in the management fees payable to the Adviser; (v) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the use of call options and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil a few years ago and continued to experience various challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company compares favorably to other similar closed-end funds whether in terms of long-term performance (approximately 5-year period), intermediate-term performance (approximately 2-year period), or short-term performance (year to date). The Independent Directors also considered the fact that the Company has consistently outperformed its peer funds and its benchmark over the last four years. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and that the Company has generated strong returns for investors. The Independent Directors also reviewed information comparing the performance of the Company with alternative MLP fund structures, including exchange-traded funds and open-end funds, and concluded that the comparative information showed that the performance of the Company compares favorably to alternative MLP fund structures. The Independent Directors noted that in addition to the information received for the meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board of Directors during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Board of Directors considered the greater risks and burdens associated with managing the Company and noted that the comparison to the Other Accounts had limited value given the differences in strategy between, and the substantial differences in services provided to, the Company and such Other Accounts. The Adviser’s successful handling of the past market downturn and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s lower level of operating expenses (other than management fees), the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy space, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The Independent Directors also considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined over the past several years and noted that the Adviser added professionals to its already robust and high-quality team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser has agreed to additional breakpoints effective December 11, 2014. These additional breakpoints would result in further reduction in the effective average fee rate as the Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment and compliance professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser, including the additional breakpoints to be implemented, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with any applicable future economies of scale.

Based on the review of the Board of Directors, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board of Directors concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) • St. Matthew’s Music Guild (not-for-profit organization)

Steven C. Good (born 1942)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.

Current:

• KYE

• Teeccino Caffe Inc.
(beverage manufacturer and distributor)

• Caucus for Television Producers, Writers & Directors Foundation
(not-for-profit organization)

Prior:

• Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer and President of Niska Gas Storage Partners LLC since May 2014. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

• KYE

• Niska Gas Storage Partners LLC
(natural gas storage)

• USA Compression Partners, LP
(natural gas compression)

Prior:

• BGH
(general partner of BPL)

• BPL
(midstream MLP)

• Gibson Energy ULC
(midstream energy)

• PVG
(owned general partner of PVR)

• PVR
(midstream MLP)

• Penn Virginia Corporation
(oil and gas exploration and production company)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); Kayne Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

•KYE

•KED

•KMF

•Emerge Energy Services LP
(frac sand MLP)

•Range Resources Corporation
(oil and gas exploration and production company)

Prior:

•Clearwater Natural Resources, L.P.
(coal mining)

•Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

•International Resource Partners LP
(coal mining)

•K-Sea Transportation Partners LP
(shipping MLP)

•ProPetro Services, Inc.
(oilfield services)

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: •KED Prior: •K-Sea Transportation Partners LP (shipping MLP) •Petris Technology, Inc. (data management for energy companies) •ProPetro Services, Inc. (oilfield services)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005; of KED since September 2006; and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: •The Source for Women (not-for-profit organization)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Prior •VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006, respectively. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at Black Rock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex included the Company, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex the Company and KYE, as noted above.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its Audit Committee.

(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2014, and (ii) fiscal year ended November 30, 2013.

	2014	2013
Audit Fees	$198,600	$189,900
Audit-Related Fees	115,000	261,500
Tax Fees	205,000	186,600
All Other Fees	—	—

Total	$518,600	$638,000

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2014 and 2013 were $205,000 and $186,600, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $894,000 and $0 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the services rendered to the Registrant for the fiscal years ended November 30, 2014 and 2013, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the KYN Annual Report for the fiscal year ended November 30, 2014 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing of this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s President, Chief Executive Officer and co-portfolio manager since June 2004 and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and Assistant Secretary, Assistant Treasurer and co-portfolio manager (since June 2004) and a Senior Managing Director of Kayne Anderson (since 2004). He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit

2

manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$3,332	2	$1,761	2	$172
J.C. Frey	5	$4,061	15	$5,755	14	$1,444

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,761	2	$172
J.C. Frey	—	N/A	13	$5,578	2	$138

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2014, Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2014, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

3

Kevin S. McCarthy: over $1,000,000

J.C. Frey: over $1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of the Registrant’s equity securities.

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 20, 2015

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: January 20, 2015

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.